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                        [CARAS & SHULMAN, PC LETTERHEAD]




                                                                    Exhibit 23.4



INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 2 to the Registration Statement of The Princeton Review, Inc. on Form S-1 (No. 333-43874) of our report dated May 18, 2000 appearing in the Prospectus, which is part of the Registration Statement.



We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Caras & Shulman, PC



Caras & Shulman, PC
Burlington, MA
December 22, 2000